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                                                                   EXHIBIT 23.2

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 8, 1998 appearing on page 32 of Minntech Corporation's Annual Report on Form 10-K for the year ended
March 31, 1998.




PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
January 11, 1999